UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


     February 12, 2003                                  February 5, 2003
     (Date of report)                          (Date of earliest event reported)



                    UNIVERSAL BEVERAGES HOLDINGS CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

Florida                                             0-13118                        65-0805935
-------                                             -------                        ----------
(State or other jurisdiction                (Commission file number)           (I.R.S. Employer
of incorporation)                                                             Identification No.)


                  3301 W. Main Street, Leesburg, Florida 34748
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (904) 280-7795
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant


     (a) Effective February 5, 2002, Universal Beverages Holdings Corporation and its prior certifying accountants, Sewell and Company, P.A., terminated their relationship. Effective the same date, Universal retained as its new certifying accountants, Berkovits Lago & Company, LLP. Sewell and Company's report on Universal's financial statements during the two most recent fiscal years and all subsequent interim periods preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles; with the exception of a "going concern" qualification for the two most recent fiscal years and all subsequent interim periods preceding the date hereof. The decision to change accountants was approved by Universal's Board of Directors.

     During the last two fiscal years and the subsequent interim periods to the date hereof, there were no disagreements between Universal and Sewell and Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sewell and Company would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to Universal within the last two fiscal years and the subsequent interim periods to the date hereof.

     (b) Effective February 5, 2003, Universal Beverages Holdings Corporation engaged Berkovits Lago & Company, LLP as its principal accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, Universal did not consult Berkovits Lago & Company, LLP regarding any of the matters or events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-K.


Item 7. Financial Statements and Exhibits

        (c)      Exhibits

          Exhibit  99.1 - Letter from Sewell and Company to the  Securities  and
                          Exchange Commission dated February 5, 2003.




                                   Signatures
                                   ----------



Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Universal Beverages Holdings Corporation
                                       ----------------------------------------
                                       (Registrant)


Date:  February 12, 2003               By: /s/Jonathon O. Moore
       -----------------                   --------------------
                                              Jonathon O. Moore
                                              Chief Executive Officer